UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21765

Macquarie Global Infrastructure Total Return Fund Inc.
(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY			10019
(Address of principal executive offices)			(Zip code)

Gregory Dulski ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND

SEMI-ANNUAL REPORT 2007

MACQUARIE

CAUTION REGARDING FORWARD-LOOKING STATEMENTS AND PAST PERFORMANCE.

This Semi-Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Fund Adviser, LLC and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Semi-Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of Macquarie Fund Adviser, LLC and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s prospectus.

Investments in the fund are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542, or any entity in the Macquarie group, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. None of Macquarie Bank Limited, Macquarie Fund Adviser, LLC, or any member company of the Macquarie group guarantees any particular rate of return or the performance of the Fund, nor do they guarantee the repayment of capital from the Fund or any tax treatment of any distribution by the Fund.

Shareholder Letter
MAY 31, 2007 (unaudited)

Introduction

We are pleased to provide the following report to shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “the Fund”) for the six months ended May 31, 2007.

The Net Asset Value (“NAV”) of the Fund increased 22.8% from $28.81 on November 30, 2006 to $35.39 on May 31, 2007. During this period the Fund paid two quarterly distributions and one special distribution totaling $1.30 per share. After adjusting for these distributions, MGU’s NAV increased 28.4% on a total return basis over the period.

MGU’s share price increased 25.2% from $26.87 on November 30, 2006 to $33.64 on May 31, 2007. After adjusting for total distribution payments of $1.30 during the six months ended May 31, 2007, MGU’s share price delivered a total return of 30.8%. The share price discount to NAV declined from 6.7% on November 30, 2006 to 4.9% on May 31, 2007.

Investment Objective and Strategy

The Fund’s investment objective is to provide investors with a high level of total return consisting of dividends and other income, as well as capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its Total Assets in equity and equity-like securities issued by U.S. and non-U.S. issuers that own or operate infrastructure assets (“Infrastructure Issuers”).

It is anticipated that most of the Infrastructure Issuers in which the Fund invests will be public companies listed on national or regional stock exchanges.

In pursuit of its investment objective, MGU will also seek to manage investments so that at least 25% of its distributions may qualify as tax-advantaged “qualified dividend income” for U.S. federal income tax purposes.

In line with the overall investment strategy of the Fund, Macquarie Fund Adviser, LLC (the “Manager”), investment adviser to the Fund, continues to focus on the securities of infrastructure companies that it believes provide essential services, have strong strategic positions in the businesses in which they are involved, and are able to generate sustainable and growing cash flow streams to equity holders.

Fund Commentary

The NAV total return for the Fund and comparative benchmarks from November 30, 2006 to May 31, 2007 are summarized in the table below:

Total NAV Return:
November 30, 2006 – May 31, 2007

Macquarie Global Infrastructure Total Return Fund (MGU)	28.40%
Macquarie Global Infrastructure Index USD(1)	16.46%
S&P U.S. Utilities Accumulation Index(2)	15.98%

During this period, MGU and the Macquarie Global Infrastructure Index USD (the “Benchmark”) benefited from a favorable climate for global equities in general and for global infrastructure companies in particular. Share prices of global equities were driven higher by steady economic growth in both developed and emerging markets. Infrastructure companies continued to benefit from growing demand for their products and services, initiatives to privatize government holdings, merger and acquisition activity, and capital restructuring programs.

In addition to a number of key investments performing strongly during the period, MGU continued to benefit from relative weakness in the U.S. Dollar. For example, during the six months ended May 31, 2007, the U.S. Dollar declined approximately 6.3% against the Canadian Dollar and approximately 4.7% against the Australian Dollar, with positions in these two currencies representing approximately 27% of the portfolio as of May 31, 2007.

Portfolio Composition

A summary of the geographic and industry diversification of the portfolio as of May 31, 2007, is shown in the following charts:

(1)

The Macquarie Global Infrastructure Index consists of 236 infrastructure/utilities stocks in the FTSE Global All-Cap Index, and has a combined market capitalization of approximately $2.5 trillion as of May 31, 2007.

(2)	The Standard & Poor’s Utilities Index is an unmanaged, capitalization-weighted index representing 32 of the largest utility companies listed on the NYSE.

Portfolio Diversification by Geographic Region(3)(4)

Portfolio Diversification by Industry Sector(3)(5)

The Fund maintained balanced geographic exposure to take advantage of infrastructure developments around the globe. Investments in the U.S. and Canada represented 29.7% of Total Assets as of May 31, 2007, while 34.8% of Total Assets were in the securities of Infrastructure Issuers in four European nations (the U.K., France, Spain and Italy). Australia accounted for 18.6% of the portfolio.

(3)

Based upon Total Assets as defined in the Fund’s prospectus. Total Return Swap positions have been included on a “mark-to-market” basis and they are included on this basis under appropriate country and sector classifications.

(4)	Based on the country of issuer, not where securities are traded.
(5)	In May, 2007 the industry sector classifications have been updated and therefore, they differ from the classifications presented in the previous annual and semi-annual reports.

The table below compares the Fund’s geographic diversification on May 31, 2007 with the composition of half-year before, on November 30, 2006.

Nation	% of Fund on Nov. 30, 2006(3)(4)	% of Fund on May 31, 2007(3)(4)	% Change over Half-Year
United States	19.6%	20.9%	1.3%
United Kingdom	20.3%	11.7%	-8.6%
Australia	16.9%	18.6%	1.7%
Italy	8.6%	6.7%	-1.9%
Canada	6.8%	8.8%	2.0%
Hong Kong	6.6%	6.9%	0.3%
Spain	6.3%	7.6%	1.3%
New Zealand	2.7%	3.0%	0.3%
South Korea	0.8%	0.7%	-0.1%
France	6.1%	8.8%	2.7%
Thailand, Malaysia and Brazil	1.1%	3.8%	2.7%
Cash and Equivalents	4.2%	2.5%	-1.7%

The Fund’s investments as of May 31, 2007 were diversified among 10 industrial sectors with the greatest exposures in Pipeline (26.5%), Electric & Gas Distribution (12.2%) and Electric Utility (11.2%). The table below compares the Fund’s sector diversification on May 31, 2007 and half-year before, on November 30, 2006.

Industrial Sector	% of Fund on Nov. 30, 2006(3)(6)	% of Fund on May 31, 2007(3)(5)	% Change over Half-Year
Electric & Gas Distribution	11.3%	12.2%	0.9%
Pipeline	20.4%	26.5%	6.1%
Electric Utility	12.3%	11.2%	-1.1%
Water	16.6%	9.5%	-7.1%
Airports	7.0%	9.3%	2.3%
Toll Roads/Transportation	6.0%	8.7%	2.7%
Diversified	5.7%	5.4%	-0.3%
Electric Generation	2.3%	2.6%	0.3%
Electric Transmission	7.4%	6.1%	-1.3%
Other	6.8%	6.0%	-0.8%
Cash and Equivalents	4.2%	2.5%	-1.7%

(6)

In May 2007, the industry classifications have been updated. The November 30, 2006 industry sector diversification percentages presented above reflect these updates and, therefore, differ from the information presented in prior reports.

Top Ten Holdings

A summary of the top ten holdings as of May 31, 2007 is included in the following table:

Company	Country	Sector	% of Total Assets
Aeroports de Paris	France	Airports	5.5%
Magellan Midstream Partners L.P.	U.S.	Pipeline	4.9%
Transurban Group	Australia	Toll Roads/ Transportation	4.6%
Spark Infrastructure	Australia	Electric & Gas Distribution	4.4%
Enbridge Energy Partners L.P.	U.S.	Pipeline	4.1%
Kinder Morgan Energy Partners L.P.	U.S.	Pipeline	3.8%
SP Ausnet	Australia	Electric & Gas Distribution	3.7%
UE Waterheater Income Funds	Canada	Other	3.4%
Electricite De France	France	Electric Utility	3.3%
Red Electrica De Espana	Spain	Electric Transmission	3.2%
Total			40.9%

Key changes to the portfolio during the period included establishing positions in Energy Transfer Partners (U.S. pipelines), Companhia de Concessoes Rodoviarias (Brazilian toll roads), Challenger Infrastructure Fund (Australian based diversified infrastructure fund), Airports of Thailand, and Duncan Energy Partners (U.S. pipelines). The Fund also exited a number of positions during the six months ended May 31, 2007, including AWG Plc (following completion of its takeover), Biffa Plc, Beijing Capital International Airport, and Ameren Corp.

In the U.S. investments continue to focus on Master Limited Partnerships that own predominantly fee-based pipeline and associated infrastructure assets. The Manager believes that these investments offer predictable and defensive cash flows, attractive yields and good growth prospects. During the period MGU participated in the initial public offering of Duncan Energy Partners and also established a position in Energy Transfer Partners.

The Fund benefited from its holdings in Canada during the half-year. In particular, the share prices of the Canadian waterheater rental businesses were up strongly, with UE Waterheater Income Fund up 82% and Consumers Waterheater Income Fund up 31% over the six months ended May 31, 2007. The share price of UE Waterheater Income Fund, which represents a top ten holding in MGU as of May 31, 2007, rallied strongly after receiving a takeover offer from Alinda Capital Partners at an approximate 50% premium to the share price at the time. This takeover announcement positively impacted the share price of Consumers Waterheater Income Fund.

During the period, the Fund also benefited from strong performance from its holdings in the U.K. and Europe. In particular, the share price of Aeroports de Paris, the owner of Charles de Gaulle Airport in Paris and the largest holding in MGU as of May 31, 2007, rallied over 65% during the six month period, benefiting from positive sentiment following the French presidential elections. Another French holding, Electricite de France, an integrated energy utility, also performed strongly during the period.

In Australia, the Fund established a position in Challenger Infrastructure Fund, which is listed in Australia and has a diversified portfolio of global infrastructure and utility assets. The Fund also increased its position in Spark Infrastructure during the period. The Fund’s investment in New Zealand performed well, with the share price of Auckland International Airport Limited increasing over 24% during the six months ended May 31, 2007.

The Fund’s investments in Chinese infrastructure companies through the Hong Kong Stock Exchange also performed very well, with the share price of Beijing Capital International Airport up approximately 70% through to the point of exit by the Fund, and the price of Zhejiang Expressway up approximately 44% during six months ended May 31, 2007.

The Fund established positions in Airports of Thailand and also Companhia de Concessoes Rodoviarias in Brazil during the period. The Fund also benefited from its existing investments in Brazil, with the share price of AES Tiete SA, an electric power generation company in Brazil, performing well during the period.

Leverage and Swaps

As of May 31, 2007, the Fund had drawn down $150 million of its $200 million commercial paper conduit. To limit MGU’s exposure to potentially adverse interest rate movements, the Manager has entered into swap agreements that will lock in interest rates for 2 to 4 years.

In addition, the Fund has entered into a total return swap agreement with a bank in Canada. This total return swap agreement provides an alternative, cost-effective structure for investing in Canadian securities. As of May 31, 2007, the total return swap agreement had a notional amount of CAD 29.4 million.

The Manager believes MGU’s credit and total return swap facilities provide an attractive combination of pricing and flexibility for the Fund. In addition, the overall level of leverage (19.86% of Total Assets) is well within the limit outlined in the Fund’s prospectus. Management believes that the prudent application of leverage can assist in increasing total returns generated by the Fund.

Distributions

The Fund paid two regular quarterly distributions and one special distribution during the six months ended May 31, 2007, totaling $1.30 per share.

Based on the Fund’s NAV of $35.39 and closing share price of $33.64 on May 31, 2007, the $0.40 per share regular quarterly distributions represents an annualized distribution rate of 4.5% on NAV and 4.8% on share price, respectively.

Market Outlook

The Manager remains positive about the growth outlook for the infrastructure sector and the investment opportunities it presents for the Fund.

One major theme that the Manager believes will provide further opportunities for the Fund is the continued privatization of infrastructure assets by governments around the world. This activity is being driven by governments’ need for higher revenues and reduced debt levels. For example, the recent election of Nicolas Sarkozy as President of France was widely viewed as positive for potential privatization initiatives.

The Manager also anticipates that asset divestitures through initial public offerings will continue to provide the Fund with attractive investment opportunities. For example, during the half-year ended May 31, 2007, the Fund participated in the initial public offering of Duncan Energy Partners.

The Manager believes that the infrastructure sector has become an attractive arena for investment groups, as they are attracted to such features of infrastructure assets as long life assets, defined revenue profiles (often with inflation linkages), strong strategic positions and relatively predictable cash flows. Investment groups have launched takeovers for a number of listed infrastructure companies over the last year, including AWG (U.K. water utility) and more recently UE Waterheater Income Fund. The Manager expects this trend to continue as investment groups plan to invest the significant amount of funds they have raised.

Conclusion

During the half-year period ended May 31, 2007, the Fund performed strongly. The Manager believes that MGU continues to provide U.S. investors with an attractive vehicle to access the global universe of infrastructure securities.

We appreciate your investment in the Fund. For any questions or comments, please call 1-800-910-1434. You also may e-mail us at MGU-Questions@macquarie.com or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Jon Fitch
Chief Executive Officer
Portfolio Manager

Schedule of Investments
MAY 31, 2007 (unaudited)
(Expressed in US Dollars)

Description	Shares	Value $
COMMON STOCKS – 84.59%
Australia – 23.28%
Australian Infrastructure Fund	3,038,065	$7,496,674
Babcock & Brown Infrastructure Group	10,882,166	16,354,877
Challenger Infrastructure Fund	1,100,000	3,816,472
Envestra Ltd.	14,556,370	14,222,974
Hastings Diversified Utilities Fund	1,059,005	2,999,020
SP AusNet	21,943,231	27,709,312
Spark Infrastructure Group	20,791,365	33,571,669
Transurban Group **	5,000,000	34,736,598
		140,907,596

Brazil – 2.61%
AES Tiete SA	200,100,000	7,604,008
Cia de Concessoes Rodoviarias	489,710	8,236,611
		15,840,619

France – 10.94%
Aeroports de Paris #	348,548	41,575,883
Electricite de France	265,520	24,626,668
		66,202,551

Hong Kong – 8.56%
Cheung Kong Infrastructure Holdings, Ltd.	2,861,000	10,167,543
China Light & Power Holdings, Ltd.	1,500,000	10,575,082
HongKong Electric Holdings, Ltd.	2,894,500	14,957,268
Zhejiang Expressway Co., Ltd.	16,451,000	16,117,174
		51,817,067

Italy – 8.42%
Enel SpA	1,500,000	17,064,950
Snam Rete Gas SpA	2,011,954	12,378,611
Terna SpA	5,625,000	21,551,941
		50,995,502

Malaysia – 1.07%
Plus Expressways Berhad	7,269,000	6,502,210

New Zealand – 3.75%
Auckland International Airport, Ltd.	11,614,694	22,697,347

South Korea – 0.91%
Korea Electric Power Corp.	125,000	5,503,611

See Notes to Financial Statements.

Description	Shares	Value $
Spain – 9.44%
Enagas SA	835,000	$21,122,459
Iberdrola SA	200,000	11,544,827
Red Electrica de Espana SA	500,000	24,462,116
		57,129,402

Thailand – 1.01%
Airports of Thailand Plc	3,712,064	6,109,070

United Kingdom – 14.60%
Kelda Group Plc	880,000	17,808,404
National Grid Plc	1,070,000	16,589,640
Pennon Group Plc	1,408,396	18,852,237
Severn Trent Plc	584,070	18,169,062
United Utilities Plc	1,109,214	16,945,044
		88,364,387

Total Common Stocks (Identified Cost $377,851,919)		512,069,362

CANADIAN INCOME TRUSTS – 10.89%
Enbridge Income Fund	478,800	5,246,387
Northland Power Income Fund **	918,100	12,257,356
Pembina Pipeline Income Fund	1,424,300	22,557,631
UE Waterheater Income Fund	1,212,500	25,868,783
		65,930,157

Total Canadian Income Trusts (Identified Cost $52,970,049)		65,930,157

MASTER LIMITED PARTNERSHIPS – 26.04%
Amerigas Partners LP	471,380	17,870,016
Duncan Energy Partners LP	91,520	2,493,920
Enbridge Energy Partners LP - Class A *	550,200	30,701,160
Energy Transfer Partners LP	326,300	19,969,560
Enterprise Products Partners LP	688,089	21,550,947
Kinder Morgan Energy Partners LP	515,000	28,428,000
Magellan Midstream Partners LP **	790,200	36,641,574
		157,655,177

Total Master Limited Partnerships (Identified Cost $135,777,852)		157,655,177

Description	Interest Rate	Maturity Date	Principal Amount	Value $
GOVERNMENT BONDS – 1.32%
U.S. Treasury Note **	4.625%	02/29/2008	4,000,000	$3,988,440
U.S. Treasury Note **	4.875%	05/31/2008	4,000,000	3,994,064
				7,982,504

Total Government Bonds (Identified Cost $7,975,638)				7,982,504

Description	Interest Rate	Shares	Value $
SHORT TERM INVESTMENTS – 1.98%
Mutual Funds - 0.02%
Bank of New York Cash Reserve Money Market Fund	2.25%	110,942	110,942

Description	Interest Rate	Shares	Value $
Repurchase Agreement - 1.96%

Agreement with Deutsche Bank, dated 5/31/07 with a repurchase amount of $11,851,722, 102% collateralized by Federal Home Loan Bank, 5.25% due 8/14/08 with a value of $12,087,000	5.23%	6/01/2007	11,850,000

Total Short Term Investments (Identified Cost $11,960,942)			11,960,942

Total Investments - 124.82% (Identified Cost $586,536,400)			755,598,142

Total Liabilities Less Other Assets - (0.04)%			(267,391)

Leverage Facility(1) - (24.78)%			(150,000,000)

Total Net Assets - 100.00%			$605,330,751

See Notes to Financial Statements.

SWAP AGREEMENTS:

Interest Rate Swap Counterparty	Notional Amount	Fixed Rate Paid by the Fund	Floating Rate Received by the Fund(2)	Floating Rate Index	Termination Date	Unrealized Appreciation/ Depreciation	% of Net Assets
Citibank, N.A.	60,000,000	4.426%	US 1MT LIBOR	USD LIBOR	November 17,	$768,620	0.12%
	USD			BBA 1MT	2008
National	40,000,000	4.865%	US 1MT LIBOR	USD LIBOR	December 9,	420,823	0.06%
Australia Bank	USD			BBA 1MT	2010
Citibank, N.A.	30,000,000	4.150%	US 1MT LIBOR	USD LIBOR	January 6,	(2,024,128)	(0.33)%
	USD			BBA 1MT	2009
	34,572,000
	CAD
Citibank, N.A.	20,000,000	4.150%	US 1MT LIBOR	USD LIBOR	January 6,	(1,529,113)	(0.25)%
	USD			BBA 1MT	2009
	23,242,000
	CAD

Total Return Swap Counterparty	Shares	National Amount	Floating Rate Paid by the Fund(3)	Floating Rate Index	Termination Date	Unrealized Appreciation/ Depreciation	% of Net Assets
Bank of Nova Scotia		29,447,131 CAD	CAD 1 MT CDOR	CAD BA CDOR	July 26, 2016	$ 580,010	0.09%
Swap Tranches:
Consumers Waterheater	656,500	9,752,780 CAD				1,745,765	0.28%
Inter Pipeline	1,935,725	19,694,351 CAD				(1,165,755)	(0.19)%

PORTFOLIO DIVERSIFICATION BY INDUSTRY SECTOR:(4)(5)

Pipeline	26.5%
Electric & Gas Distribution	12.2%
Electric Utility	11.2%
Water	9.5%
Airports	9.3%
Toll Roads / Transportation	8.7%
Electric Transmission	6.1%
Other	6.0%
Diversified	5.4%
Electric Generation	2.6%
Cash & Equivalents	2.5%
100.0%

#	As of May 31, 2007, this security has not paid a distribution to the Fund in the last 12 months.
*	Security, or portion of security, is segregated as collateral for Interest Rate Swaps.
**	Security, or portion of security, is segregated as collateral for Total Return Swaps.
(1)

Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s prospectus. (See Note 8 under Notes to the Financial Statements)

(2)

London-Interbank Offered Rate – British Bankers Association Fixing for U.S. Dollar. The Fixing is conducted each day at 11 a.m. (London time). The rate is an average derived from the quotations provided by the banks determined by the British Bankers Association.

(3)	Average rates from nine Canadian Bank/contributors.
(4)

Percentages are based upon total assets as defined in the Fund’s Prospectus. Please note that percentages shown on the Schedule of Investments are based on net assets. Total Return Swap positions have been included on a “mark to market” basis and included on this basis under appropriate sector classifications.

(5)	In May, 2007 the industry sector classifications have been updated and, therefore, they differ from the classifications presented in the previous annual and semi-annual reports.

See Notes to Financial Statements.

Statement of Assets and Liabilities
MAY 31, 2007 (unaudited)
(Expressed in US Dollars)

ASSETS:
Investments, at value (Cost $586,536,400)	$755,598,142
Cash	2,300,000
Unrealized appreciation on total return swap contracts	1,745,765
Unrealized appreciation on interest rate swap contracts	1,189,443
Dividends receivable	1,452,136
Total return swap payments receivable	254,248
Interest receivable	49,183
Interest receivable on interest rate swap contracts	80,908
Other assets	77,070
Total Assets	762,746,895

LIABILITIES:
Unrealized depreciation on interest rate swap contracts	3,553,241
Unrealized depreciation on total return swap contracts	1,165,755
Loan payable	150,000,000
Accrued investment advisory expense	1,559,455
Interest on loan payable	747,762
Accrued administration expense	158,571
Accrued legal expense	67,477
Accrued deal fee on total return swap contracts	54,797
Accrued directors expense	11,732
Other payables and accrued expenses	97,354

Total Liabilities	157,416,144
Net Assets	$605,330,751

COMPOSITION OF NET ASSETS:
Paid-in-capital	$407,919,051
Accumulated net investment loss	(16,027,728)
Accumulated net realized gain on investments	45,861,311
Net unrealized appreciation on investments, swaps, and foreign currency translation	167,578,117
Net Assets	$605,330,751

Shares of common stock outstanding of $0.001 par value, 100,000,000 shares authorized	17,104,789
Net Asset Value Per Share	$35.39

See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED MAY 31, 2007 (unaudited)
(Expressed in US Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $950,339)	$14,216,338
Interest	804,314
Other Income	3,572
Total Income	15,024,224

EXPENSES:
Interest on loan	4,371,728
Investment advisory	2,995,966
Administration	444,618
Legal	149,589
Insurance	113,204
Audit	91,625
Custody	74,923
Directors	49,863
Printing	42,424
Transfer agent	16,870
Miscellaneous	100,077

Total Expenses	8,450,887
Net Investment Income	6,573,337

Net realized gain(loss) on:
Investment securities	23,176,352
Interest rate swaps	680,459
Total return swaps	373,632
Foreign currency transactions	(437,857)
Net change in unrealized appreciation on:
Investment securities	101,858,468
Swap contracts	2,495,326
Translation of assets and liabilities denominated in foreign currencies	11,763
Net realized and unrealized gain on investments	128,158,143
Net Increase in Net Assets From Operations	$134,731,480

See Notes to Financial Statements.

Statements of Changes in Net Assets
(Expressed in US Dollars)

	For the Six Months Ended May 31, 2007 (Unaudited)	For the Year Ended November 30, 2006
FROM OPERATIONS:
Net investment income	$6,573,337	$21,973,735
Net realized gain(loss) on:
Investment securities	23,176,352	16,418,769
Interest rate swaps	680,459	692,631
Total Return swaps	373,632	269,866
Foreign currency transactions	(437,857)	19,130
Net change in unrealized appreciation
on investments, swaps, and foreign
currency translation	104,365,557	86,874,454
Net Increase in Net Assets From Operations	134,731,480	126,248,585

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Net decrease in net assets from distributions	(22,145,686)	(26,356,493)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common stock issued to
stockholders from reinvestment of dividends	2,901,305	—
Net Increase in Net Assets	115,487,099	99,892,092

NET ASSETS:
Beginning of period	$489,843,652	$389,951,560
End of period*	$605,330,751	$489,843,652

*Includes Accumulated Net Investment Loss of:	$(16,027,728)	$(455,379)

See Notes to Financial Statements.

Statement of Cash Flows
FOR THE SIX MONTHS ENDED MAY 31, 2007 (unaudited)
(Expressed in US Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$134,731,480
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(82,456,892)
Proceeds from disposition of investment securities	87,412,520
Net proceeds from short-term investment securities	8,045,777
Discount accretion	(13,634)
Decrease in dividends receivable	225,653
Decrease in interest receivable	1,889
Decrease in other assets	114,011
Decrease in interest payable	(32,641)
Increase in investment advisory fees payable	177,639
Increase in administration fees payable	92,059
Increase in directors’ fees payable	1,518
Decrease other payables and accrued expenses	(52,071)
Net realized gain from securities investments	(23,176,352)
Net change in unrealized appreciation on investments	(101,858,468)
Net change in unrealized appreciation on swap contracts	(2,495,326)
Net cash provided by operating activities	20,717,162

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(19,244,381)
Net cash used in financing activities	(19,244,381)

Net increase in cash	1,472,781

Cash and Foreign currency, beginning balance	$827,219

Cash, ending balance	$2,300,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$3,623,966
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of:	$2,901,305

See Notes to Financial Statements.

Financial Highlights
(Expressed in US Dollars)

	For the Six Months Ended May 31, 2007 (Unaudited)		For the Year Ended November 30, 2006		For the Period Aug. 26, 2005 to November 30, 2005(4)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$28.81		$22.93		$23.88
Income from investment operations:
Net investment income	0.39		1.29		0.46
Net realized and unrealized gain(loss) on investments	7.49		6.14		(1.36)
Total from investment operations	7.88		7.43		(0.90)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.30)		(1.55)		—
Total distributions	(1.30)		(1.55)		—

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in-capital	—		—		(0.05)
Total capital share transactions	—		—		(0.05)
Net asset value - end of period	$35.39		$28.81		$22.93
Market price - end of period	$33.64		$26.87		$20.69

Total Investment Return - Net Asset Value(1)	28.40%		34.43%		(3.96)%
Total Investment Return - Market Price(1)	30.81%		38.95%		(17.24)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$605,331		$489,844		$389,952
Ratios to average net assets attributable to common shareholders:
Expenses	3.16	%(2),(3)	3.57	%(3)	1.34	%(2)
Expenses excluding interest expense	1.53	%(2)	1.69%		N/A
Net investment income	2.46	%(2)	5.15%		7.48	%(2)
Portfolio turnover rate	12.33%		25.87%		3.47%

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a sales load of $1.125 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized.
(3)

For the six months ended May 31, 2007 and year ended November 30, 2006, the annualized ratio to Total Assets was 2.47% and 2.66%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(4)	The Fund commenced operations on August 26, 2005.

See Notes to Financial Statements.

Notes to Financial Statements
MAY 31, 2007 (unaudited)

1. Organization and Significant Accounting Policies

Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund commenced operations on August 26, 2005. The Fund had no operations prior to August 26, except for the sale of shares to Macquarie Fund Adviser, LLC (“MFA” or the “Manager”). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities.

Forward currency exchange contracts which are traded in the U.S. on regulated exchanges are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies change unfavorably to the U.S. dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•                  the projected cash flows for the issuer;

•                  the fundamental business data relating to the issuer;

•                  an evaluation of the forces that influence the market in which these securities are purchased and sold;

•                  the type, size and cost of holding;

•                  the financial statements of the issuer;

•                  the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

•                  the information as to any transactions in or offers for the holding;

•                  the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•                  the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

•                  the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Standard Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currency translation.

The Fund does not isolate that portion of the results of operations  arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly dividends of all or a portion of its net income and/or realized short-term gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No. 108 “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (SAB 108). SAB 108 requires that public companies utilize a “dual approach” to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. The Fund has determined there are no prior year mistatements that would impact the Fund under SAB108.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, established a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 157 will have on the Fund’s financial statements.

2. Income Taxes

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended November 30, 2006, was as follows:

Distributions paid from:

Ordinary income	$26,356,493
Total	$26,356,493

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States.

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$13,114,197
Unrealized appreciation	69,273,625
Cumulative effect of other timing differences	2,438,084
Total	$84,825,906

The other timing differences are due to the application of the passive activity loss rules related to the Fund’s investments in master limited partnerships.

As of May 31, 2007, net unrealized appreciation (depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$172,157,191
Gross depreciation on investments (excess of tax cost over value)	$(1,212,458)
Gross depreciation on foreign currency and other derivatives	$(2,448,600)
Net unrealized appreciation	$168,496,133
Total cost for federal income tax purposes	$584,653,409

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of foreign currency, investments in partnerships, and certain other investments.

3. Capital Transactions

	For the Six Months Ended May 31, 2007 (Unaudited)	For the Year Ended November 30, 2006
Common shares outstanding - beginning of period	17,004,189	17,004,189
Common shares reinvested	100,600	—
Common shares outstanding - end of period	17,104,789	17,004,189

4. Portfolio Securities

Purchase and sales of investment securities, other than short-term securities, for the six months ended May 31, 2007 aggregated $82,456,892 and $87,412,520, respectively.

5. Investment Advisory Agreement

MFA serves as the Fund’s investment adviser pursuant to an Investment Management Agreement with the Fund and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MFA is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MFA receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

6. Interest Rate Swap Contracts

The Fund has entered into interest rate swap agreements to hedge its interest rate exposure on its leverage facility described in Note 8. In these interest rate swap agreements, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the leverage facility. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of interest rate swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposures to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

7. Total Return Swap Contracts

The Manager believes total return swaps provide an attractive combination of both pricing and flexibility to obtain exposure to certain securities.

The Fund has entered into a total return swap agreement with the Bank of Nova Scotia. The swap agreement is for a period of ten years, but may be terminated earlier by the Fund. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss). Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

8. Leverage

The Fund possesses a commercial paper conduit (the “CP Conduit”)

with TSL (USA) Inc. (“TSL”) as conduit lender, and National Australia Bank Limited (“NAB”), New York Branch as secondary lender.

The Fund drew down $150 million on September 29, 2006, and the Fund may draw down an additional $50 million up to a total of $200 million. The Fund has pledged a portion of the securities held in its portfolio as security to collateralize the CP Conduit.

The Fund will pay interest at a rate of 40 bps per annum above the cost of funds TSL is able to obtain in the commercial paper market.  As of May 31, 2007 the cost of funds was 5.30% and the interest rate payable by the Fund was 5.70%.

The Fund will also incur a commitment fee of 10 bps for the amount of commitment available in excess of the outstanding loan. As of May 31, 2007, the Fund had commitments available of $50 million.

9. Other

Compensation of Directors: The Independent Directors of the Fund receive a quarterly retainer of $5,000 and an additional $2,500 for each meeting attended.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distribution: The Fund paid a quarterly distribution of $6,841,916 or $0.40 per common share on June 29, 2007 to shareholders of record on June 15, 2007.

Additional Information
MAY 31, 2007 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, The Bank of New York, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by The Bank of New York, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•                  If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•                  If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, NY 10286, 20th Floor, Transfer Agent Services, 1-800-433-8191.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http:// www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in

Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Shareholder Meeting

On June 25, 2007, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purposes of voting on a proposal to re-elect one director of the Fund. The results of the proposal are as follows:

Proposal 1:  To Elect One (1) Class II Director of the Fund

Thomas W. Hunerson

For	15,135,062
Withheld	156,679

Left blank intentionally.

Directors & Officers
MAY 31, 2007

Certain biographical and other information relating to the non-interested Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MFA-Affiliate Advised Funds”), and other public directorships

Biographical Information of the Non-Interested Directors of the Fund

Name, Age and Address(1)	Position(s) Held with	Term of Office and Length of
of Director	the Fund	Time Served
Gordon A. Baird*, 39	Director	Since – July 22, 2005 Term expires 2009.

Thomas W. Hunersen*, 49	Director	Since – July 12, 2005 Term expires 2010.

Chris LaVictoire Mahai*, 52	Director	Since – July 12, 2005 Term expires 2008.

(1)	Each non-interested Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1625 Broadway, Suite 2200, Denver, CO 80202.
*	Member of the Audit Committee

Principal Occupation(s) During Past Five Years	Number of MFA-Affiliate Advised Funds Overseen	Public Directorships
Mr. Baird has been Chief Executive Officer, partner and member of the Board of Paramax Capital Group (investment management firm) since 2003. He was Director of Fixed Income and Structured Finance Group, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) (2002-2003); President and member of the Board of Directors, IBEX Capital Markets Inc. (1996-2001).	1	None
Mr. Hunersen has been a consultant since 2005. He was Head of Strategy Projects—North America, Global Wholesale Banking—Bank of Ireland, Greenwich, Connecticut (2004), Chief Executive Officer, Slingshot Game Technology Incorporated, Natick, Massachusetts (2002- 2003), and Executive Vice President, General Manager, Global Head of Energy & Utilities— Global Wholesale Banking— National Australia Bank Limited (1987-2001).	1	None
Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Biographical Information of the Interested Director of the Fund

Name, Age and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served
Oliver Yates, 41 125 West 55th Street New York, NY 10019	Director	Since – May 4, 2005 Term expires 2008.

Principal Occupation(s) During Past Five Years	Number of MFA-Affiliate Advised Funds Overseen	Public Directorships

Co-head of the Macquarie group’s Financial Products group and an Executive Director of Macquarie Bank Limited, July 2004-present. President of Macquarie Holdings USA, 2000- July 2004. Mr. Yates is a Director of the following companies: Autobahn Limited, since 2003; Four Corners Capital Management LLC, since 2001; Globalis Investment, LLC, since 2006; Macquarie Fund Adviser, LLC, since 2006; Macquarie Managed Investments Limited, since 2005; Macquarie Income Investments Limited, since 2005; Macquarie (Japan) Limited, since 2000; Macquarie IH Ireland Limited, since 2006; Macquarie Capital GMBH, since 2001; M.D. Sass- Macquarie Financial Strategies L.P., since 2006; M.D. Sass- Macquarie Financial Strategies GP LLC, since 2006; M.D. Sass-Macquarie Financial Strategies Management Company LLC, since 2006; M.D. Sass-Macquarie Financial Strategies Investment Fund LLC, since 2006; MIH Bermuda 1 Limited, since 2006; MIH Bermuda 2 Limited, since 2006; MIH Luxembourg SA, since 2006; MPI Private Trustee Limited, since 2000, and MIH (Vancouver) Holdings Limited, since 2006.

	1	None

Biographical Information of the Executive Officers of the Fund

Name, Age and Address(1) of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served
Jon Fitch, 42 125 West 55th Street New York, NY 10019	Chief Executive Officer	Since – July 13, 2005

Richard Butt, 51 125 West 55th Street New York, NY 10019	Chief Financial Officer, Treasurer and Secretary	Since – October 19, 2006

Paul F. Hahesy, 35	Chief Compliance Officer	Since – April 23, 2007

(1)          Each officer serves an indefinite term.

Principal Occupation(s) During Past Five Years
CEO, Macquarie Fund Adviser, LLC, February 2004 – present. Equity Analyst, Macquarie Equities Limited, 1997-2003.

Director and Chairman, Macquarie Fund Adviser, LLC, September 2006 to present; President, Macquarie Fund Adviser, LLC, December 2006 to present; Director, Macquarie Alternative Investments Limited, November 2006 to Present; President RefcoFund Holdings, LLC, November 2003 to August 2006; Senior Vice President, Refco Alternative Investments, LLC, October 2003 to November 2003; President, Refco Alternative Investments, LLC, November 2003 to August 2006; President, Refco Commodity Management, Inc., September 2005 to August 2006; Executive Vice President, Global Distribution Strategies Inc., January 2002 to October 2003.

Compliance Manager, Foreside Compliance Services, LLC, May 2005 to present; Compliance Consultant, MetLife Group, Inc., October 2001 to April 2005.

Left blank intentionally.

Left blank intentionally.

1-800-910-1434

Macquarie Global Infrastructure Total Return Fund 125 West 55th Street New York, NY 10019

MGU-Questions@macquarie.com

www.macquarie.com/mgu

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies as of February 6, 2007

Not applicable to semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

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Item 10.	Submission of Matters to Vote of Security Holders.

The Fund’s Bylaws provide that, with respect to an annual meeting of Stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by Stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of Stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)  Not applicable.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	August 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	August 3, 2007

By:	/s/ Richard Butt
Richard Butt
Chief Financial Officer (Principal Financial Officer)

Date:	August 3, 2007

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